SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 7, 2006

LEFT BEHIND GAMES INC.

(Exact name of registrant as specified in its charter)

Washington	000-50603	91-0745418
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
25060 Hancock Avenue Suite 103 Box 110
Murrieta, California 92562
(Address of principal executive offices)
(951) 894-6597
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) – (c)    On November 7, 2006, Thomas Axelson, our chief financial officer, resigned effective immediately. Mr. Axelson maintains his position as director.

(c) On November 7, 2006, pursuant to our bylaws, our directors by unanimous consent appointed Jim Frakes, age 49, as our chief financial officer.

During the past five years, Mr. Frakes’ business experience has included being the CFO of NTN Buzztime Inc., an interactive game company.  Mr. Frakes has 25 years of experience in finance.  He spent 15 years as the CFO of three emerging growth publicly held companies.  Prior to his CFO experiences, Mr. Frakes was a manager at an investment banking firm specializing in later stage venture capital and leveraged buyout transactions.  Mr. Frakes holds an MBA from the University of Southern California and a Bachelor of Arts degree from Stanford University. Mr. Frakes currently has no employment agreement with us.

Item 6.  Exhibits and Reports on Form 8-K.

(a)

Exhibits (filed with this report unless indicated below)

Exhibit 5.02.1

Resignation of Thomas Axelson as chief financial officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Left Behind Games Inc. (Registrant)

Date: November 10, 2006	By:	/s/ Troy A. Lyndon
chief executive officer
(Signature)*

* Print name and title of the signing officer under his signature.

Exhibit 5.02.1

Resignation

I, Thomas Axelson, do hereby resign from my position as Chief Financial Officer of Left Behind Games Inc., a Washington corporation and its subsidiaries.

DATED this 7th day of November, 2006.

    /s/ Thomas Axelson

_______________________________

         Thomas Axelson

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